AAL VARIABLE PRODUCT SERIES FUND, INC.

Prospectus

April 30, 2002
As Supplemented

AAL Technology Stock Portfolio

AAL Small Cap Stock Portfolio

AAL Small Cap Index Portfolio

AAL International Portfolio

AAL Equity Income Portfolio

AAL High Yield Bond Portfolio

This Fund prospectus provides information that you should know before investing. Please keep the prospectus for future reference. If you have questions or want additional material, call us at (800) 225-5225 or (920) 734-5721 locally.

The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                Table of Contents

                                                                           Page
Organization
The Risks of Investing
     AAL Technology Stock Portfolio
     AAL Small Cap Stock Portfolio
     AAL Small Cap Index Portfolio
     AAL International Portfolio
     AAL Equity Income Portfolio
     AAL High Yield Bond Portfolio

Fees and Expenses of the Fund
     Shareholder Fees
     Annual Portfolio Operating Fees
     Expense Examples

Additional Strategies

Management of the Fund
     The Adviser
     Sub-Advisers
     Adviser Fees
     Portfolio Managers

Performance Information
     Index Information

Pricing of Fund Shares

Tax Matters

Financial Highlights
     AAL Technology Stock Portfolio
     AAL Small Cap Stock Portfolio
     AAL Small Cap Index Portfolio
     AAL International Portfolio
     AAL Equity Income Portfolio
     AAL High Yield Bond Portfolio

Organization

The AAL Variable Product Series Fund, Inc. (the Fund) is a mutual fund or a "series" fund made up of individual portfolios each with their own investment objective. Shares of the Fund are sold to separate accounts and other retirement plans. Shares of the Fund may also be sold to other separate accounts in the future. Shares are not sold to the public or members directly. This Fund prospectus describes the goals and risks of the portfolios. We cannot assure you that the portfolios will meet their investment goals. You bear all the investment risk for the performance of the portfolios. The share price will vary with the performance of the portfolios.

On January 1, 2002, Aid Association for Lutherans (AAL) and Lutheran Brotherhood merged creating the largest fraternal benefit society in the United States. With a combined 185-year history, the merged organization continues to provide high quality insurance coverage, financial products and services, and fraternal benefits to help enhance the lives of our members. The merged organization operates under the Articles of Incorporation and Bylaws of Thrivent Financial for Lutherans (Thrivent Financial). The term "we," "us" or "our" in this prospectus refers to Thrivent Financial.

Thrivent Financial advises the Fund and issues variable annuity and variable life certificates. Thrivent Financial also is the transfer agent for the Fund shares and the sponsor of a savings plan.

The Variable Accounts

We offer several variable annuity and life certificates (the certificates) to our members and employees. We offer the certificates through separate accounts. Each separate account is divided into subaccounts. Your premium payments flow through the certificate to either a separate account or a fixed account according to your instructions. From the separate account, the premiums flow to the subaccounts in the amounts or percentages that you allocate. In turn, the subaccounts invest in shares of one of the corresponding portfolios. Please refer to the applicable variable product prospectus (account prospectus) for more information on how to invest in a certificate.

The Aid Association for Lutherans Savings Plan

We also sponsor the Aid Association for Lutherans Savings Plan, a 401(k) plan for our employees (plan participants). Plan participants have the option, among other investment selections, to direct that all or a portion of the assets in their savings plan accounts be invested in certain of the portfolios. You should refer to your savings plan documents for more information on your investment choices and how to invest in the portfolios.

Due to differences in tax treatment and other considerations, a conflict could arise between the interests of certificate owners and the interest of plan participants with respect to their investments in the portfolios. The Fund's Board of Directors will monitor events in order to identify the existence of any material irreconcilable conflicts and to determine what action, if any, should be taken in response to any such conflicts. The Fund may in the future elect to make shares of the portfolios available to other separate accounts for variable products established by Thrivent Financial, variable product separate accounts established by other insurance companies and/or qualified employee retirement plans of other companies. Such additional participants could increase the possibility that a conflict might arise.

If you are a certificate owner or plan participant, you do not directly own the shares of the Fund, but certain voting privileges pass to you. The Securities and Exchange Commission (SEC) does not supervise the variable accounts or any retirement plan.

The Risks of Investing

Investment Risks Common to All Portfolios

All of the portfolios share certain risks. By investing in the portfolios you run the risk that the shares of your portfolio may lose value or fail to gain in value. It is possible you may lose money by investing in any of the portfolios. The risks common to all of the portfolios include:

Market Risk

Market risk is the possibility that stock or bond prices overall will decline. Over time, markets generally tend to move in cycles with periods when stock prices rise and periods when stock prices decline. The same sort of cycle may also occur with bond prices. The value of a portfolio's investments may move with these cycles, and in some instances, increase or decrease more than its market as measured by the portfolio's benchmark index.

Financial Risk

Financial risk is the possibility that a company's performance will affect the market price of its security, and consequently the value of the portfolio. Some factors affecting the performance of a company include: demand for the company's products or services, the quality of management of the company and brand recognition and loyalty.

Inflation Risk

Inflation risk is the risk that the value of assets or income will decrease as inflation shrinks the purchasing power of a currency, thus causing the purchasing power not to keep pace with inflation.

Volatility Risk

Volatility risk is the risk that certain types of securities shift in and out of favor depending on market and economic conditions as well as investor sentiment. A portfolio may perform differently than other portfolios that employ a different style (like growth versus value) or consist of a certain category of securities (like small-capitalization stocks versus large-capitalization stocks). Bonds may also exhibit price fluctuations due to changes in interest rate or bond yield levels. As a result, the value of a portfolio's shares may fluctuate significantly in the short term.

AAL Technology Stock Portfolio

Investment Objective

The portfolio seeks long-term capital appreciation by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks.

Investment Strategies

Under normal circumstances, we invest at least 80% of net assets in technology stocks. We focus on equity securities of technology companies. We look for companies that have a strong potential for future growth but typically provide little or no dividend income. Should we determine that the portfolio would benefit from reducing the percentage of invested assets from 80% to a lesser amount, we will provide you with at least 60 days' notice of such change. We may invest the remaining 20% in additional common stocks, preferred stocks and securities convertible into these stocks. We limit our investment in convertible securities to no more than 5% of the portfolio's net assets. We may also invest in foreign securities.

Investment Risks

In addition to the common risks, the AAL Technology Stock Portfolio is also subject to the following primary investment risks:

  Industry Risk
  Foreign Securities Risk

Industry Risk

Industry risk is the possibility that a group of stocks in a particular industry will decline in price due to developments in that industry.

Foreign Securities Risk

Foreign securities risk exists when a portfolio invests in foreign securities, which are generally riskier than U.S. securities. Political, social and economic events as well as natural disasters may all impact a country's economy and cause investments in issuers located in that country to decline in value. Developing countries are much more sensitive to any such event. Additionally, foreign securities are often paid for in currencies of foreign countries, thereby subjecting the portfolio to currency exchange rate fluctuations. This means that the value of securities could increase or decrease due to the discrepancy between U.S. and foreign currencies.

Past Performance

The portfolio commenced operations on March 1, 2001. Because the portfolio has been in operation for less than one full calendar year, there is no past performance information to report.

AAL Small Cap Stock Portfolio

Investment Objective

The portfolio seeks long-term capital growth by investing primarily in small company common stocks and securities convertible into small company common stocks.

Investment Strategies

Under normal circumstances, we invest at least 80% of net assets in small company common stocks. We focus on companies with market capitalizations ranging from $2 billion to $5 billion that we believe offer a strong potential for rapid growth. Should we determine that the portfolio would benefit from reducing the percentage of invested assets from 80% to a lesser amount, we will provide you with at least 60 days' notice of such change. We may invest the remaining 20% in any combination of small-cap, mid-cap, and large-cap stocks and securities convertible into these stocks. Generally, small companies have not yet gained a reputation for quality. Further, small companies tend to be less recognizable than companies listed in the S&P 500 Index or the S&P MidCap 400 Index. We look for small companies (including companies initially offering stock to the public) that, in our opinion:

  are in the early stages of development or positioned in new and emerging industries;
  have an opportunity for rapid growth;
  have capable management; and
  are financially sound.

Due to certain market inefficiencies, we believe properly selected small company stocks offer greater opportunities for long-term capital growth.

Investment Risks

In addition to the common risks, the AAL Small Cap Stock Portfolio is also subject to the following primary investment risk:

  Liquidity

Liquidity Risk

Liquidity risk is the ability to sell a security relatively quickly for a price that most closely reflects the actual value of the security. Some securities, such as high-yield bonds and small capitalization stocks, have a less liquid resale market. As a result, we may have difficulty selling or disposing of securities in certain markets or market environments.

Past Performance

The portfolio commenced operations on March 1, 2001. Because the portfolio has been in operation for less than one full calendar year, there is no past performance information to report.

AAL Small Cap Index Portfolio

Investment Objective

The portfolio strives for capital growth that approximates the performance of the S&P SmallCap 600 Index, by investing primarily in common stocks of the index.

Investment Strategies

Under normal circumstances, we strive to invest in all of the small company common stocks included in the S&P SmallCap 600 Index. This is a passively managed portfolio, which means that we do not choose the securities that make up the portfolio. When changes to the index occur, we will attempt to replicate these changes within the portfolio. However, any such changes may result in slight variations from time to time. For liquidity reasons, we may invest, to some degree, in money market instruments. We may invest up to 20% of the portfolio's net assets in securities of foreign issuers. These temporary defensive measures may cause the portfolio not to meet its investment objective. Small company stocks are considerably more risky than large company stocks since small companies are less mature and don't have access to financial resources that a large company would have. While the risks are greater, so is the potential for reward.

Investment Risks

In addition to the common risks, the AAL Small Cap Index Portfolio is also subject to the following primary investment risk:

  Liquidity

Liquidity Risk

Liquidity risk is the ability to sell a security relatively quickly for a price that most closely reflects the actual value of the security. Some securities, such as high-yield bonds and small capitalization stocks, have a less liquid resale market. As a result, we may have difficulty selling or disposing of securities in certain markets or market environments.

Past Performance

The following chart and table provide some indication of the risks of investing in the portfolio by illustrating how the portfolio has performed. The bar chart depicts the performance from year-to-year for the years indicated. The table compares the portfolio's average annual returns for the periods indicated to a broad-based securities market index. The returns in the bar chart and table do not reflect charges and expenses imposed on certificate holders by the variable accounts, such as a mortality and expense risk charge. Those charges and expenses reduce the returns received by certificate holders as compared to the returns presented in the bar chart and table below. To see the effects of those charges, refer to the applicable account prospectus. As with all investments, past performance is not a guarantee of future results. Although the portfolio strives for investment returns similar to the S&P SmallCap 600 Index, such returns will always be lower because the portfolio has expenses that an index does not.

[BAR CHART OMITTED HERE]
Total Returns for the Years
        Ended December 31

         Year          Return
         1997          25.37
         1998           0.14
         1999          12.19
         2000          11.23
         2001           6.38

Best and Worst Quarterly Returns

Best Quarter      Q4 2001         20.48%
Worst Quarter     Q3 1998        (20.77)

                          Average Annual Total Return
                            as of December 31, 2001

                                                                  Inception
                                    1 Year         5 Years        (6/14/95)

Small Cap Index Portfolio            6.38%         10.75%          12.63%
S&P SmallCap 600 Index*              6.54          10.66           13.68

___________
* The S&P SmallCap 600 Index is an  unmanaged  index  comprised of 600 small cap domestic stocks.

AAL International Portfolio

Investment Objectives

The portfolio strives for long-term capital growth by investing primarily in foreign stocks.

Investment Strategies

Under normal circumstances, we invest in at least 65% of total assets in foreign stocks and convertible foreign securities of at least three different countries. The portfolio may invest in both mature and emerging markets. We may invest the remaining 35% in debt securities or money market instruments. Debt securities may include high-yield, lower-rated bonds ("junk bonds"). We focus on stocks primarily trading in the United Kingdom, Western Europe, Australia, Far East, Latin America and Canada. Many of these markets are mature, while others are emerging (for example, Indonesia and Argentina). We do not have any limits on the extent to which we can invest in either mature or emerging markets. We may invest up to 100% of total assets in emerging markets. We may invest up to 100% of the portfolio's total assets in cash, short-term money market instruments and investment-grade fixed-income securities for defensive purposes. These measures may cause the portfolio not to achieve its investment objective.

Investment Risks

In addition to the common risks, the AAL International Portfolio is also subject to the following primary investment risks:

  Liquidity Risk
  Foreign Securities Risk

Liquidity Risk

Liquidity risk is the ability to sell a security relatively quickly for a price that most closely reflects the actual value of the security. Some securities, such as high-yield bonds and small capitalization stocks, have a less liquid resale market. As a result, we may have difficulty selling or disposing of securities in certain markets or market environments.

Foreign Securities Risk

Foreign securities risk exists when a portfolio invests in foreign securities, which are generally riskier than U.S. securities. Political, social and economic events as well as natural disasters may all impact a country's economy and cause investments in issuers located in that country to decline in value. Developing countries are much more sensitive to any such event. Additionally, foreign securities are often paid for in currencies of foreign countries, thereby subjecting the portfolio to currency exchange rate fluctuations. This means that the value of securities could increase or decrease due to the discrepancy between U.S. and foreign currencies.

Past Performance

The following chart and table provide some indication of the risks of investing in the portfolio by illustrating how the portfolio has performed. The bar chart depicts the performance from year-to-year for the years indicated. The table compares the portfolio's average annual returns for the periods indicated to a broad-based securities market index. The returns in the bar chart and table do not reflect charges and expenses imposed on certificate holders by the variable accounts, such as the mortality and expense risk charge. Those charges and expenses reduce the returns received by certificate holders as compared to the returns presented in the following bar chart and table. As with all investments, past performance is not a guarantee of future results.

      [BAR CHART OMITTED HERE]
      Total Returns for the Years
               Ended December 31
         Year                 Return
         1999                  41.50
         2000                 (17.13)
         2001                 (25.49)

        Best and Worst Quarterly Returns
Best Quarter:           Q4 1999           23.88%
Worst Quarter:          Q3 2001          (17.37)

                          Average Annual Total Return
                            as of December 31, 2001
                                           Inception
                          1 Year           (3/2/98)
International Portfolio   (25.49)%        (0.94)%
EAFE Index*               (21.44)         (2.06)

* The Morgan Stanley Capital International Europe,  Australasia,  Far East Index
(EAFE Index) is a stock index designed to measure the investment  returns of the developed  countries  outside North America.  The EAFE Index currently  includes stocks from 21 countries.

AAL Equity Income Portfolio

Investment Objective

The portfolio seeks current income, long-term income growth and capital growth by investing primarily in a diversified portfolio of income-producing equity securities.

Investment Strategies

Under normal circumstances, we invest in at least 80% of net assets in income-producing equity securities. We focus on equity securities including securities convertible into equity securities that offer higher-than-average dividend yields compared to stocks comprising the S&P 500. Should we determine that the portfolio would benefit from reducing the percentage of invested assets from 80% to a lesser amount, we will provide you with at least 60 days' notice of such change. We may invest the remaining 20% in additional income-producing equity securities, bonds and commercial paper. We may invest up to 5% of the portfolio's total assets in high-yield bonds.

We buy bonds, including convertible securities, if they are rated as investment grade, or we have determined them to be of a credit quality comparable to investment grade. We may invest up to 5% of the portfolio's total assets in such securities rated below investment grade, otherwise known as high-yield bonds or "junk bonds." High-yield bonds generally offer a higher yield than investment-grade bonds, but also expose the portfolio to greater risk that the issuer might not make its interest and principal payments. We seek capital growth by attempting to select income-producing equity securities that we believe are under-priced relative to the securities of companies with comparable fundamentals.

Investment Risks

In addition to the common risks, the AAL Equity Income Portfolio is also subject to the following primary investment risk:

  Interest Rate Risk

Interest Rate Risk

Interest rate risk is the risk that bond prices decline in value when interest rates rise for bonds that pay a fixed rate of interest. This effect may cause the value of the portfolio to decline and reduce the overall return of the portfolio.

Past Performance

The portfolio commenced operations on March 1, 2001. Because the portfolio has been in operation for less than one full calendar year, there is no past performance information to report.

AAL High Yield Bond Portfolio

Investment Objective

The portfolio strives for high current income and secondarily capital growth by investing primarily in high-risk, high yield bonds commonly referred to as "junk bonds."

Investment Strategies

Under normal circumstances, we invest at least 80% of net assets in high-yield bonds (high-yielding, higher-risk corporate bonds) with medium- to lower-range credit quality ratings. The portfolio may invest up to 15% of its net assets in bonds of foreign issuers. Should we determine that the portfolio would benefit from reducing the percentage of invested assets from 80% to a lesser amount, we will provide you with at least 60 days' notice of such change. We may also invest the remainder in cash, short-term money market instruments, and investment-grade fixed-income securities. We do not have restrictions on the credit quality of the securities in the portfolio. The portfolio may temporarily invest up to 100% of its total assets in cash, short-term money market obligations and investment grade fixed-income securities when adverse market, economic, political or other circumstances expose the portfolio to a risk of loss. These temporary defensive measures may cause the portfolio not to achieve its investment objective. We attempt to identify those issuers of high-yield bonds whose financial conditions are adequate to meet future obligations, have improved or are expected to improve in the future. However, we do not have restrictions on the rating level of the securities in the portfolio and may purchase and hold securities in default.

Investment Risks

In addition to the common risks, the AAL High Yield Bond Portfolio is also subject to the following primary investment risks:

  Credit Risk
  Interest Rate Risk
  Liquidity

Credit Risk

Credit risk is the risk that an issuer of a bond held by a portfolio may no longer be able to pay its debt. As a result of such an event, the bond may decline in price thereby affecting the value of the portfolio. High-yield bonds are subject to greater credit risk than investment-grade bonds. To compensate for this risk, high-yield bonds have higher yields.

Interest Rate Risk

Interest rate risk is the risk that bond prices decline in value when interest rates rise for bonds that pay a fixed rate of interest. This effect may cause the value of the portfolio to decline and reduce the overall return of the portfolio.

Liquidity Risk

Liquidity risk is the ability to sell a security relatively quickly for a price that most closely reflects the actual value of the security. Some securities, such as high-yield bonds and small capitalization stocks, have a less liquid resale market. As a result, we may have difficulty selling or disposing of securities in certain markets or market environments.

Past Performance

The following chart and table provide some indication of the risks of investing in the portfolio by illustrating how the portfolio has performed. The bar chart depicts the performance from year-to-year for the years indicated. The table compares the portfolio's average annual returns for the periods indicated to a broad-based securities market index. The returns in the bar chart and table do not reflect charges and expenses imposed on certificate holders by the variable accounts, such as the mortality and expense risk charge. Those charges and expenses reduce the returns received by certificate holders as compared to the returns presented in the following bar chart and table. As with all investments, past performance is not a guarantee of future results.

      [BAR CHART OMITTED HERE]
      Total Returns for the Years
        Ended December 31
       Year       Return
       1999       (4.45)
       2000       (1.46)
       2001        1.41

       Best and Worst Quarterly Returns
Best Quarter:         Q4 2001           5.37%
Worst Quarter:        Q3 1998          (7.28)%

                          Average Annual Total Return
                            as of December 31, 2001
                                                                Inception
                                               1 Year            (3/2/98)
High Yield Bond Portfolio                       1.41%           (2.05)%
Merrill Lynch High Yield Master Index*          6.20             1.45

     * The Merrill Lynch High Yield Master Index is an unmanaged  index composed of over 1,200  "cash pay"  high-yield  bonds  representative  of the  high-yield market as a whole.

Fees and Expenses of the Portfolios

Like any investor, you pay certain fees and expenses related to your investments. Annual portfolio and operating expenses are paid from portfolio assets so they directly impact the share price. The following tables describe the fees and expenses that you may pay if you buy and hold shares of a portfolio. Note that the expenses shown in the tables are only at the portfolio level. If you own the variable annuity or variable life certificates, you would incur additional expenses at the variable account level such as a mortality and expense risk charge. Please refer to the appropriate account prospectus for more information on fees and expenses associated with these variable products.

Shareholder Fees
                    Fees paid directly from your investment
                    _______________________________________
Maximum Sales Charge (Load) Imposed on Purchases                  None
Maximum Deferred Sales Charge (Load)                              None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends       None
Redemption Fee                                                    None
Exchange Fee                                                      None

Annual Portfolio Operating Expenses
                                  Management     Other          Total
                                      Fees      Expenses       Expenses*
AAL Technology Stock                  0.75%        1.01%        1.76%
AAL Small Cap Stock                   0.70         0.65         1.35
AAL Small Cap Index                   0.34         0.06         0.40
AAL International                     0.80         0.28         1.08
AAL Equity Income                     0.45         0.72         1.17
AAL High Yield Bond                   0.40         0.25         0.65

*We agreed to voluntarily pay on behalf of the portfolio, or reimburse the portfolio, all expenses in excess of management fees for all portfolios except the AAL Small Cap Index Portfolio. Therefore, net expenses for the portfolios that are benefiting from this reimbursement are as follows:

      Period ending December 31, 2001
AAL Technology Stock                  0.75%
AAL Small Cap Stock                   0.70
AAL International                     0.80
AAL Equity Income                     0.45
AAL High Yield Bond                   0.40

We may discontinue these expense reimbursements at any time.

Expense Example

This example is intended to help you compare the costs of investing in a portfolio with the costs of investing in other mutual funds. The example assumes that you invest $10,000 in the portfolio for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the portfolio's operating expenses remain the same. You should use the expense example for comparison purposes only. The example does not represent the portfolio's actual expenses and returns, either past or future. Although your actual costs may be higher or lower, based on the foregoing assumptions your costs would be:

                              1 Year      3 Years      5 Years    10 Years
AAL Technology Stock            $182        $563        $969      $2,106
AAL Small Cap Stock              140         435         753       1,653
AAL Small Cap Index               42         131         229         517
AAL International                112         350         607       1,343
AAL Equity Income                121         379         656       1,447
AAL High Yield Bond               68         212         370         828

Additional Strategies

Actively Managed Equity Portfolios

We use a bottom-up approach to investing. This means that we search for outstanding performance of individual companies before looking at economic trends. Using this approach, we identify an individual company we believe is an attractive investment opportunity, consistent with the portfolio's investment policy. We sell a security when a company no longer demonstrates its ability to perform according to our expectations and we believe there are better, alternative investments. This investment strategy may result in short-term gains or losses for the portfolio. The portfolios that use this strategy are:

  AAL Technology Stock
  AAL Small Cap Stock
  AAL International
  AAL Equity Income
Equity Indexed Portfolios
Portfolio                             Corresponding Index
AAL Small Cap Index                   S&P SmallCap 600 Index

To the extent possible, the portfolio should be fully invested. Our ability to match the performance of the index will be affected, to some extent, by the size and timing of cash flows into and out of the portfolio. Since the portfolio has expenses that the index does not, performance will not match the index exactly. We will try to manage the portfolio to reduce such effects.

Foreign Securities and Emerging Markets

A foreign security is any non-U.S. Security that is issued by a company of a particular country. We consider a company to be from a particular country if it:

  is organized under the laws of that country;
  has at least 50% of the value of its assets located in that country; or
  derives at least 50% of its income from operations or sales in that country.

A country in the beginning stages of developing its economy is an emerging market. Developing countries have less diverse economic structures and less stable political systems than those of developed countries. Consequently, markets of developing countries may be more volatile than the markets of more mature economies.

High-Yield Bonds or "Junk Bonds"

High-yield bonds have a higher yield to compensate for the greater risk that the issuer might not make its interest and principal payments. Most bonds are rated by nationally recognized statistical ratings agencies according to the issuer's ability to maintain interest payments and repay the principal amount at the maturity date. High-yield bonds are speculative and are considered below investment-grade by these nationally recognized statistical ratings agencies. High yield bonds include:

  fixed rate bonds;
  variable rate bonds;
  convertible bonds;
  zero coupon bonds;
  payment-in-kind bonds;
  floating rate obligations;
  deferred interest debt obligations;
  structured debt obligations;

Management of the Fund

The Adviser

Effective January 1, 2002, in connection with the merger of Aid Association for Lutherans and Lutheran Brotherhood, Thrivent Financial became the investment adviser to the Fund. Thrivent Financial is a Wisconsin corporation and an investment adviser registered with the SEC. Pursuant to an investment advisory agreement, Thrivent Financial determines which securities to purchase and sell, arranges the purchases and sales and helps formulate the investment program for the portfolios. Thrivent Financial implements the investment program for the portfolios consistent with each portfolio's investment objectives, strategies and restrictions. The Fund's Board of Directors supervises the investment management service that Thrivent Financial provides. Thrivent Financial has its principal office at 625 Fourth Avenue South, Minneapolis, Minnesota 55415. As of December 31, 2001, AAL managed over $32 billion in assets itself or through its affiliates.

Today, Thrivent Financial is a Fortune 500 organization which is the nation's leading fraternal benefit society with nearly 3 million members and $58.6 billion in assets under management. Thrivent Financial provides life insurance, disability income, long-term care insurance, retirement plans and investment products to its members. The organization's members join together for insurance and financial products, as well as education and volunteer opportunities. Thrivent Financial is a faith-based membership organization called to improve the quality of life of its members, their families, and their communities. The organization seeks to provide unparalleled solutions that focus on financial security, wellness and caring for others.

Sub-Advisers

AAL International Portfolio
Oechsle International Advisors, LLC (Oechsle LLC) is the sub-adviser to the International Portfolio. Oechsle LLC is a Delaware limited liability company and a registered investment adviser. Pursuant to the sub-advisory agreement, Oechsle LLC makes the day-to-day investment decisions for the portfolio under our direction and control. Oechsle LLC determines which securities to purchase and sell, arranges the purchases and sales and gives other help in formulating and implementing the investment program for the portfolio. Oechsle LLC has principal offices at One International Place, Boston, Massachusetts 02110.

AAL High Yield Bond Portfolio
Pacific Investment Management Company (PIMCO) serves as sub-adviser to the AAL High Yield Bond Portfolio. Pursuant to the sub-advisory agreement, PIMCO makes the day-to-day investment decisions for the AAL High Yield Bond Portfolio subject to our direction and control. PIMCO determines which securities to purchase and sell, arranges the purchases and sales and gives other help in formulating and implementing the investment program for the Fund. PIMCO is located at 840 Newport Center Drive, Newport Beach, California, 92660.

Adviser Fees
We receive an investment management fee for each portfolio. The fee is a daily charge equal to the annual rate of a percentage of average daily net assets of each portfolio. We agreed to pay on behalf of each portfolio, or reimburse each portfolio, all expenses in excess of management fees, except for the AAL Small Cap Index Portfolio. The adviser fees paid by the portfolios for 2001 are set forth in the table below as an annualized percentage of average net assets.

Portfolio                   December  31, 2001
AAL Small Cap Index                0.34%
AAL International                  0.80
AAL High Yield Bond                0.40

The adviser fee schedule for the three newer portfolios is set forth in the table below. We agreed to pay on behalf of each portfolio, or reimburse each portfolio, all expenses in excess of management fees.

                Average Daily Net Assets in Millions of Dollars
                          $0 to     $100 to    $200 to   $250 to    $500 to  $1,000 to    Over
Portfolio                  $100       $200       $250      $500      $1,000    $5,000    $5,000
AAL Technology Stock        0.75%      0.75%      0.75%     0.75%      0.75%     0.75%     0.75%
AAL Small Cap Stock         0.70       0.70       0.65      0.65       0.65      0.65      0.65
AAL Equity Income           0.45       0.45       0.45      0.45       0.45      0.45      0.45

For the AAL International Portfolio and High Yield Bond Portfolio, we pay Oechsle and PIMCO a fee calculated as a percentage of the relevant portfolio's average daily net assets, as reflected in the following table. We pay this fee out of our advisory fee, so it does not increase the overall advisory fee paid by the portfolio.

                  OECHSLE
         Total Assets      Annual Fee
         First $20 million      0.54%
         Next $30 million       0.45
         Over $50 million       0.36

                   PIMCO
         Total Assets      Annual Fee
         On all assets          0.25%

Portfolio Managers

Portfolio Manager(s)           Portfolio                    Experience

Brian J. Flanagan, CFA &       AAL Technology Stock         Brian J. Flanagan CFA, has been the co-portfolio manager of the AAL Technology Stock Portfolio since it
James A. Grossman                                           commenced operations on March 1, 2001. He is also the portfolio manager of the AAL Small
                                                            Cap Index  Portfolio. Mr. Flanagan also serves as portfolio manager of The AAL Technology
                                                            Stock Fund and The AAL Small Cap Index Fund II, each a series of an affiliated mutual fund group. From 1996 to 1998, he served first as analyst and later as portfolio manager for the small cap portfolio of the AAL Savings Plan.

                                                            James A. Grossman has been co-portfolio manager for the AAL Technology Stock Portfolio since it commenced operations on March 1, 2001. Mr. Grossman also serves as the co-portfolio manager of The AAL Technology Stock Fund, a series of an affiliated mutual fund group. From 1996 through 2000, Mr. Grossman served as a securities analyst, following selected technology investments for The AAL Mutual Funds.

Kevin A. Schmitting, CFA        AAL Small Cap Stock         Kevin A. Schmitting, CFA, has managed the day-to-day portfolio investments since its inception on March 1, 2001. Mr. Schmitting is also the portfolio manager of The AAL Small
                                                            Cap Stock Fund, a series of an affiliated mutual fund group. Mr. Schmitting managed The
                                                            AAL Mid Cap Stock Fund from November 1995, through March 1997.

Kathleen Harris &             AAL International             Managing the portfolio since it commenced operation on March 2,1998. Both Ms. Harris and Mr. Roche are
L. Sean Roche                                               employees of Oechsle, LLC, the sub-adviser. Ms. Harris has been a portfolio manager at
Oechsle International                                       Oechsle since January 1995. Mr. Roche has been a managing  principal and portfolio
Advisors LLC                                                manager with Oechsle since 1998 and a general partner and  portfolio manager to its predecessor,
                                                            Oechsle International Advisors, LP from 1986 to 1998.

Lewis A. Bohannon, CFA         AAL Equity Income            Lewis A. Bohannon, CFA, has managed the day-to-day portfolio investments since its inception on March 1, 2001. Mr. Bohannon also serves as portfolio manager of The AAL
                                                            Equity Income Fund, a series of an affiliated mutual fund group.

Raymond G. Kennedy, CFA        AAL High Yield Bond          Mr. Kennedy is a managing director, portfolio manager and senior member  of the Pacifice Investment
Pacific Investment                                          Management Company (PIMCO) investment strategy group. Mr. Kennedy joined PIMCO in 1996, having previously
Management Company                                          been associated with Prudential Insurance Company of America as a private placement asset manager.  He has 15 years of investment experience.

Performance Information

From time to time, we calculate and advertise performance information for different periods of time by quoting yields or total returns designed to inform you of the performance of a portfolio. We show yields and total returns based on historical performance but these yields and returns do not reflect charges or deductions against the relevant variable account or the relevant certificates. We expect the Small Cap Index Portfolio to track its index as closely as possible. However, a portfolio has operating expenses that an index does not, so a portfolio will not be able to match the performance of its index exactly. Historical performance does not indicate future performance.

Index Information

From time to time, we may compare the performance of the portfolios with that of their benchmark index. The Small Cap Index Portfolio is considered to be an indexed portfolio. This portfolio is passively managed; securities that comprise the portfolio are the same as the securities in its index. The other portfolios are actively managed; the portfolios' managers use their own discretion to determine whether to include a security in a portfolio. We may compare some of these actively managed portfolios to benchmark indexes to give you a perspective on the portfolios' performance.

S&P 500
The S&P 500, and Standard & Poor's (S&P) compiles several broad-based indexes used as benchmarks for tracking certain types of markets. The most widely known index is the S&P 500 Composite Stock Price Index (S&P 500). The S&P 500 consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the index proportionate to its market value. Most of the largest 500 companies listed on U.S. stock exchanges are included in the index. The companies whose stocks are included in this index tend to be the leading companies in leading industries within the U.S. economy. The weightings make each company's influence on the index's performance directly proportional to that company's market value. This characteristic has made the S&P 500 the investment industry standard for measuring the performance of portfolios comprised of large-capitalization stocks.

S&P SmallCap 600 Index
The S&P SmallCap 600 Index is a benchmark index for tracking small-capitalization stocks ranging in value from approximately $300 million to $1 billion. While this index is relatively new, the industry recognizes it as a good benchmark for tracking small-cap stocks. The 600 stocks that make up the index are listed on the New York Stock Exchange, the American Stock Exchange or the NASDAQ quotation system. As with the S&P MidCap 400 Index, the stocks that make up the S&P SmallCap 600 Index are liquid, meaning they are easily traded. The S&P SmallCap 600 Index is therefore relatively easy to emulate. The portfolio is more likely, then, to track the index's performance.

The S&P 500 and the S&P SmallCap 600 Indexes are comprised of U.S. equity stocks. S&P periodically makes additions and deletions of stock to its indexes. Selection of a stock for inclusion in either S&P index in no way implies an opinion by S&P as to its attractiveness as an investment. Standard & Poor's only relationship to the Fund is the licensing of the Standard & Poor's Marks, the S&P 500 Index and the S&P SmallCap 600 Index. These indexes are determined, composed and calculated by Standard & Poor's without regard to any particular portfolio of the Fund. "Standard & Poor's(r)," "S&P(r)," "Standard & Poor's 500," "S&P 500(r)," "500," "Standard &Poor's SmallCap 600 Index" and "S&P SmallCap 600 Index" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Thrivent Financial. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's. Standard & Poor's makes no representation regarding the advisability of investing in the Fund. See the Statement of Additional Information for additional disclaimers and limitations of liabilities on behalf of S&P.

Pricing of Fund Shares

Once each day that we are open for business, we determine the Net Asset Value (NAV) per share of any portfolio at the close of regular trading on the New York Stock Exchange (NYSE), currently 4:00 p.m. Eastern Time. We do not determine the NAV on holidays observed by the NYSE or Thrivent Financial or on any other day when the NYSE is closed. The NYSE is regularly closed on Saturdays and Sundays and on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. If one of these holidays falls on a Saturday or Sunday, the NYSE will be closed on the preceding Friday or the following Monday, respectively. Some of the portfolios hold securities that are traded primarily on foreign exchanges. These exchanges may trade on weekends or other days when the portfolios do not price their shares. Accordingly, it is possible that the value of a portfolio's shares may change at times when those shares may not be purchased or redeemed.

We compute the NAV of shares by dividing the total of each portfolio's assets, less all liabilities, by the total number of outstanding shares of that portfolio. We value securities owned by the portfolio for which market quotations are readily available at current market value. We determine, in good faith, the value of all other securities and assets at fair value by or under the direction of the Fund's Board of Directors.

Tax Matters

Since you do not own shares of the Fund directly, any transaction relating to either your variable product or savings plan results in tax consequences at that level. Please refer to the tax discussion in the applicable account prospectus or your savings plan documents for more information.

Financial Highlights

The financial highlights tables are intended to help you understand the portfolios' financial performance for the period of the portfolios' operations. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the portfolio assuming reinvestment of all dividends and distributions. The financial highlights have been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are incorporated by reference in the SAI and included in the annual report, which are available upon request.

                                                                   Technology Stock        Small Cap
                                                                      Portfolio          Stock Portfolio
                                                                     Period Ended          Period Ended
                                                                    12/31/2001(c)         12/31/2001(c)
----------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                   $10.00                $10.00
----------------------------------------------------------------------------------------------------

Income from Investment Operations
Net investment income                                                  (0.02)                  0.01
Net realized and unrealized gain (loss) on investments                 (2.11)                   1.1
----------------------------------------------------------------------------------------------------
Total from Investment Operations                                       (2.13)                  1.11
----------------------------------------------------------------------------------------------------

Less Distributions from:
Net investment income (loss)                                                -                (0.01)
Net realized gains                                                          -                (0.01)
----------------------------------------------------------------------------------------------------
Total Distributions                                                         -                (0.02)
----------------------------------------------------------------------------------------------------

Net increase (decrease) in net asset value                             (2.13)                  1.09
----------------------------------------------------------------------------------------------------
Net asset value, End of period                                          $7.87                $11.09
----------------------------------------------------------------------------------------------------

Total return (a)                                                     (21.30%)                11.10%
Net assets, end of period (in thousands)                               $8,752               $23,682
Ratio of expenses to average net assets (b)                             0.75%                 0.70%
Ratio of net investment income (loss) to average net assets (b)       (0.40%)                 0.15%
Portfolio turnover rate                                                44.28%                46.47%
----------------------------------------------------------------------------------------------------

Without reimbursements the above ratios would have been:
Ratio of expenses to average net assets (b)                             1.76%                 1.35%
Ratio of net investment income (loss) to average net assets (b)       (1.41%)               (0.50%)

______________________
(a)  Total return does not reflect expenses that apply at the Variable Account level. Inclusion of these expenses would reduce the total return for the periods shown. Not annualized for periods less than one year.
(b)  Calculated on an annualized basis.
(c)  Since inception 3/1/2001.

                                                                                           Small Cap
                                                                                         Index Portfolio
                                                              Year Ended    Year Ended     Year Ended    Year Ended     Year Ended
                                                              12/31/2001    12/31/2000     12/31/1999    12/31/1998     12/31/1997
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                             $13.64        $13.20         $12.40        $14.88         $12.54
----------------------------------------------------------------------------------------------------------------------------------

Income from Investment Operations
Net investment income                                              0.05          0.06           0.06          0.08           0.11
Net realized and unrealized gain (loss) on investments             0.82          1.44           1.43        (0.13)           3.05
----------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                   0.87           1.5           1.49        (0.05)           3.16
----------------------------------------------------------------------------------------------------------------------------------

Less Distributions from:
Net investment income (loss)                                     (0.05)        (0.06)         (0.06)        (0.08)         (0.11)
Net realized gains                                               (0.87)        (1.00)         (0.63)        (2.35)         (0.71)
----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                              (0.92)        (1.06)         (0.69)        (2.43)         (0.82)
----------------------------------------------------------------------------------------------------------------------------------

Net increase (decrease) in net asset value                       (0.05)          0.44            0.8        (2.48)           2.34
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, End of period                                   $13.59        $13.64         $13.20        $12.40         $14.88
----------------------------------------------------------------------------------------------------------------------------------

Total return (a)                                                  6.38%        11.23%         12.19%         0.14%         25.37%
Net assets, end of period (in thousands)                       $324,535      $304,738       $225,952      $198,321       $152,928
Ratio of expenses to average net assets (b)                       0.39%         0.35%          0.35%         0.35%          0.35%
Ratio of net investment income (loss) to average net              0.40%         0.43%          0.49%         0.55%          0.81%
assets (b)
Portfolio turnover rate                                          20.25%        46.38%         30.51%       103.70%         29.65%
----------------------------------------------------------------------------------------------------------------------------------

Without reimbursements the above ratios would have been:
Ratio of expenses to average net assets (b)                       0.40%         0.40%          0.41%         0.43%          0.45%
Ratio of net investment income (loss) to average net              0.39%         0.37%          0.44%         0.47%          0.71%
assets (b)

_______________________
(a)  Total return does not reflect expenses that apply at the Variable Account level. Inclusion of these expenses would reduce the total return for the periods shown. Not annualized for periods less than one year.
(b)  Calculated on an annualized basis.
(c)  Since inception 3/1/2001.

                                                               Year      International Portfolio
                                                              Ended      Year Ended    Year Ended     Period Ended
                                                            12/31/2001   12/31/2000    12/31/1999    12/31/98(d)
--------------------------------------------------------- ----------- ------------- ------------- ----------------
Net Asset Value, Beginning of Period                          $12.28        $15.44        $11.05           $10.00
--------------------------------------------------------- ----------- ------------- ------------- ----------------

Income from Investment Operations
----------------------------------
Net investment income                                           0.08          0.28          0.06             0.09
Net realized and unrealized gain (loss) on investments        (3.21)        (2.93)          4.51             0.96
--------------------------------------------------------- ----------- ------------- ------------- ----------------
Total from Investment Operations                              (3.13)        (2.65)          4.57             1.05
--------------------------------------------------------- ----------- ------------- ------------- ----------------
Less Distributions from:
Net investment income (loss)                                  (0.19)        (0.28)        (0.09)                -

Net realized gains                                                 -        (0.23)        (0.09)                -
--------------------------------------------------------- ----------- ------------- ------------- ----------------
Total Distributions                                           (0.19)        (0.51)        (0.18)
--------------------------------------------------------- ----------- ------------- ------------- ----------------

Net increase (decrease) in net asset value                    (3.32)        (3.16)          4.39             1.05
--------------------------------------------------------- ----------- ------------- ------------- ----------------
Net asset value: End of period                                 $8.96        $12.28        $15.44           $11.05
--------------------------------------------------------- ----------- ------------- ------------- ----------------

Total return (a)                                            (25.49%)      (17.13%)        41.50%           10.41%
---------------------------------------------------------
Net assets, end of period (in thousands)                     $60,943       $79,580       $44,017          $15,595
---------------------------------------------------------
Ratio of expenses to average net assets (b)                    0.80%         0.80%         0.80%            0.80%
---------------------------------------------------------
Ratio of net investment income (loss) to average net           0.76%         2.46%         0.74%            1.25%
assets (b)
---------------------------------------------------------
Portfolio turnover rate                                       48.74%        29.60%        45.08%           32.66%
--------------------------------------------------------- ----------- ------------- ------------- ----------------

Without reimbursements the above ratios would have been:
---------------------------------------------------------
Ratio of expenses to average net assets (b)                    1.08%         0.98%         1.13%            1.30%
---------------------------------------------------------
Ratio of net investment income (loss) to average net           0.48%         2.27%         0.41%            0.75%
assets (b)

___________________
(a)  Total return does not reflect expenses that apply at the Variable Account level. Inclusion of these expenses would reduce the total return for the periods shown. Not annualized for periods less than one year.
(b)  Calculated on an annualized basis.
(c)  Since inception 3/1/2001.
(d)  Since inception on March 2, 1998.

                                                                                     High Yield Bond Portfolio
                                                                     Year Ended     Year Ended      Year Ended     Period Ended
                                                                     12/31/2001     12/31/2000      12/31/1999    12/31/1998 (c)
------------------------------------------------------------------ ---------- -------------- --------------- ----------------
Net Asset Value, Beginning of Period                                   $6.84          $7.69           $8.95           $10.00
------------------------------------------------------------------ ---------- -------------- --------------- ----------------

Income from Investment Operations
------------------------------------------------------------------
Net investment income                                                   0.60           0.74            0.89             0.74
------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments                (0.50)         (0.85)          (1.26)           (1.05)
------------------------------------------------------------------ ---------- -------------- --------------- ----------------
Total from Investment Operations                                        0.10         (0.11)          (0.37)           (0.31)
------------------------------------------------------------------ ---------- -------------- --------------- ----------------

Less Distributions from:
------------------------------------------------------------------
Net investment income (loss)                                          (0.61)         (0.74)          (0.89)           (0.74)
------------------------------------------------------------------
Net realized gains                                                         -              -               -                -
------------------------------------------------------------------ ---------- -------------- --------------- ----------------
Total Distributions                                                   (0.61)         (0.74)          (0.89)           (0.74)
------------------------------------------------------------------ ---------- -------------- --------------- ----------------

Net increase (decrease) in net asset value                            (0.51)         (0.85)          (1.26)           (1.05)
------------------------------------------------------------------ ---------- -------------- --------------- ----------------
Net asset value, End of period                                         $6.33          $6.84           $7.69            $8.95
------------------------------------------------------------------ ---------- -------------- --------------- ----------------

Total return (a)                                                       1.41%        (1.46%)         (4.45%)          (3.25%)
------------------------------------------------------------------
Net assets, end of period (in thousands)                             $34,499        $33,603         $33,163          $27,965
------------------------------------------------------------------
Ratio of expenses to average net assets (b)                            0.40%          0.40%           0.40%            0.40%
------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets (b)        9.01%         10.19%          10.70%            9.54%
------------------------------------------------------------------
Portfolio turnover rate                                               75.54%         98.91%          44.33%           25.43%
------------------------------------------------------------------ ---------- -------------- --------------- ----------------

Without reimbursements the above ratios would have been:
------------------------------------------------------------------
Ratio of expenses to average net assets (b)                            0.65%          0.53%           0.50%            0.54%
------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets (b)        8.76%         10.06%          10.61%            9.40%
------------------------------------------------------------------

__________________________
(a)  Total return does not reflect expenses that apply at the Variable Account level.  Inclusion of these expenses would reduce the total return for the periods shown. Not annualized for periods less than one year.
(b)  Calculated on an annualized basis.
(c)  Since inception on March 2, 1998.

ADDITIONAL INFORMATION

You can get the following Fund and account information free upon request:

Annual/Semi-Annual Report
Contains financial highlights, a list of securities holdings and a discussion of market conditions and their effects on the portfolios.

Statement of Additional Information (SAI)
Describes in more detail the policies and associated risks of the Fund and applicable account. This prospectus incorporates the SAI by reference (legally considers the SAI to be part of the prospectus).

How to get more information for variable products:

By telephone:     (800) 847-4836

By mail:          Insurance Interaction Center
                  4321 North Ballard Road
                  Appleton, WI  54919-0001

By e-mail:        mail@thrivent.com

You can get copies of the prospectus, SAI and annual report by visiting the SEC's public reference room or by sending a request with a fee, to cover duplication costs, to the SEC's Public Reference Section (by phone (800) 732-0330 or website www.sec.gov), Washington, DC 20549-6009.

SEC file number: 811-8662